EXHIBIT           DESCRIPTION


EX-99.1a Agreement and Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1 (EX-99.B1) of Post-Effective Amendment No. 28 filed on May 29, 1996 (accession #773674-96-000002).

EX-99.1b Amendment to the Declaration of Trust dated October 21, 1996, is incorporated herein by reference to Exhibit 1b (EX-99.B1b) of Post-Effective Amendment No. 31 filed on February 7, 1997 (accession #773674-97-000002).

EX-99.1c Amendment to the Declaration of Trust dated January 20, 1997, with respect to the American Century - Benham Inflation-Adjusted Treasury Fund, is incorporated herein by reference to Exhibit 1c (EX-99.B1c) of Post-Effective Amendment No. 31 filed on February 7, 1997 (accession #773674-97-000002).

EX-99.2           Amended  and  Restated   Bylaws,   dated  May  17,  1995,  are
                  incorporated herein by reference to Exhibit 2 (EX-99.B2) of Post-Effective Amendment No. 28 filed on May 29, 1996 accession #773674-96-000004).

EX-99.4           Agreement  and  Plan  of  Reorganization   filed  herewith  as
                  Appendix I to Part A to the Form N-14.

EX-99.6a Investment Advisory Agreement between American Century Government Income Trust and Benham Management Corporation, dated June 1, 1995, is incorporated herein by reference to
                  Exhibit 5 (EX-99.B5) of Post-Effective Amendment No. 28 filed on May 29, 1996 (accession #773674-96-000004).

EX-99.6b Form of Investment Advisory Agreement between American Century Government Income Trust and American Century Investment Management, Inc. is incorporated herein by reference to
                  Exhibit 6 of the Initial Registration Statement filed on Form N-14 by American Century Government Income Trust on April 21, 1997 (accession #0000773674-97-000005).

EX-99.7 Distribution Agreement between American Century Government Income Trust and American Century Investment Services, Inc. dated as of September 3, 1996, is incorporated herein by reference to Exhibit 6 (EX-99.B6) to Post-Effective Amendment No. 30 filed on November 25, 1996 (accession #773674-96-000009).

EX-99.9 Custodian Agreement between American Century Government Income Trust and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 (EX-99.B8) of Post-Effective Amendment No. 31 filed on February 7, 1997 (accession #773674-97-000002).

EX-99.11 Opinion and Consent of Counsel as to the legality of the securities being registered is filed herein.

EX-99.12 Opinion and Consent of Counsel as to the tax matters and consequences to shareholders is filed herein.

EX-99.13 Form of Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation is incorporated herein by reference to Exhibit 13 of the Initial Registration Statement filed on Form N-14 by American Century Government Income Trust on April 21, 1997 (accession #0000773674-97-000005).

EX-99.14          Consent of KPMG Peat Marwick LLP is included herein.

EX-99.16 Power of Attorney dated February 28, 1997, is incorporated herein by reference to Exhibit 16 of the initial Registration Statement filed on Form N-14 by American Century Government
                  Income Trust on April 21, 1996 (accession #0000773674-97-000005).

EX-99.17a         Forms of Proxy

EX-99.17b         Prospectus  dated September 3, 1996,  revised January 1, 1997, for American Century Capital Preservation Fund, Inc., filed pursuant to Rule 497(e) on January 16, 1997 (accession
                  #17271-97-000001), is incorporated herein by reference.

EX-99.17c         Statement of Additional  Information  dated September 3, 1996,
                  revised   January  1,  1997,  for  American   Century  Capital
                  Preservation  Fund,  Inc.,  filed  pursuant  to Rule 497(e) on
                  January 16, 1997 (accession #17271-97-000001), is incorporated herein by reference.

EX-99.17d         Prospectus  dated September 3, 1996,  revised January 1, 1997, for American Century Capital Preservation Fund II, Inc., filed pursuant to Rule 497(e) on January 16, 1997 (accession
                  #315961-97-000001), is incorporated herein by reference.

EX-99.17e         Statement of Additional  Information  dated September 3, 1996,
                  revised   January  1,  1997,  for  American   Century  Capital
                  Preservation  Fund II, Inc.,  filed pursuant to Rule 497(e) on
                  January   16,   1997   (accession    #315961-97-000001),    is
                  incorporated herein by reference.

EX-99.17f         Statement of Additional Information dated ________ , 1997, for
                  American Century  Government Income Trust,  filed on March 10,
                  1997 (accession #773674-97-000004), is incorporated herein by reference.

EX-99.17g         Annual Report dated March 31, 1996,  for Capital  Preservation
                  Fund,    Inc.,    filed   on   May   24,    1996    (accession
                  #17271-96-000004), is incorporated herein by reference.

EX-99.17h         Semiannual  Report  dated  September  30,  1996,  for  Capital
                  Preservation Fund, Inc., filed on November 20, 1996 (accession
                  #17271-96-000020), is incorporated herein by reference.

EX-99.17i         Annual Report dated March 31, 1996,  for Capital  Preservation
                  Fund   II,   Inc.,   filed   on  May   24,   1996   (accession
                  #17271-96-000004), is incorporated herein by reference.

EX-99.17j         Semiannual  Report  dated  September  30,  1996,  for  Capital
                  Preservation  Fund  II,  Inc.,  filed  on  November  20,  1996
                  (accession   #17271-96-000020),   is  incorporated  herein  by
                  reference.